Exhibit 99.1

              Duratek Reports Second Quarter 2003 Results


    COLUMBIA, Md.--(BUSINESS WIRE)--July 30, 2003--Duratek, Inc. (NASDAQ:DRTK) today announced net income of $6.6 million, or $0.34 per diluted share, for the three-month period ended June 29, 2003, as compared to net income of $4.1 million, or $0.22 per diluted share, for the comparable period in 2002. Revenues were $76.8 million for the three months ended June 29, 2003 as compared to $72.1 million for the same period in 2002. The increase in revenues of $4.7 million and net income of $2.5 million, for the quarter, was primarily due to work performed completing several contracts in the Commercial Services Segment.
    For the six month period ended June 29, 2003, net income before cumulative effect of a change in accounting principle was $9.2 million, or $0.47 per diluted share, as compared to net income of $6.6 million, or $0.35 per diluted share, for the comparable period in 2002. Revenues of $140.6 million for the six months ended June 29, 2003 were comparable to the revenues of $141.5 million achieved during the same period in 2002. On a per share basis, net income after cumulative effect of change in accounting principle for the six months ended June 29, 2003 was $0.35 per diluted share. During the first quarter of 2003 the Company recorded a $2.4 million non-cash charge for the adoption of Financial Accounting Standard No. 143, "Accounting for Asset Retirement Obligations".
    Robert E. Prince, President and CEO said, "We are pleased with our achievements in the second quarter. The financial performance was solid from all three of our business segments, and in particular from Commercial Services. I believe the success of our recent performance is due in part to staying very focused on strengthening our position in the markets we are currently serving by increasing our efforts to improve customer service."
    Robert F. Shawver, Executive Vice President and CFO added, "I believe the Company is continuing to establish a very solid base business on which to build our future growth. In addition, one of the characteristics of our Commercial Services business is that work performed on certain projects can significantly improve the quarterly earnings depending on the timing of when this work gets done. Although this type of work provides good opportunities for Duratek, it is not as predictable and does not necessarily occur on a regular basis. In particular, several such projects contributed approximately $0.07 to $0.08 per diluted share in additional net income for the Company in the second quarter."
    An unaudited comparative summary of the second quarter results of operations for 2003 and 2002 is as follows (in thousands of dollars, except per share data):



                               Three Months Ended  Six Months Ended
                               -----------------  ------------------
                               June 29, June 30,  June 29,  June 30,
                                 2003     2002      2003      2002
                               -------- --------  --------  --------
     Revenues                   $76,790  $72,100  $140,620  $141,524
     Income from operations     $12,015   $8,242   $17,251   $14,106
     Income before income
      taxes                     $10,983   $7,004   $15,043   $11,201
     Income taxes                $4,393   $2,836    $6,017    $4,536
     Net income before
      cumulative effect of a
      change in accounting
      principle                  $6,583   $4,131    $9,175    $6,591
     Net income                  $6,583   $4,131    $6,761    $6,591
     Net income per share:
       Basic before cumulative
        effect of a change
        in accounting
        principle                 $0.46    $0.28     $0.63     $0.44
       Cumulative effect of a
        change in accounting
        principle                     -        -     (0.18)        -
                               -------- --------  --------  --------
                                  $0.46    $0.28     $0.45     $0.44
                               ======== ========  ========  ========
       Diluted before
        cumulative
        effect of a change
        in accounting
        principle                 $0.34    $0.22     $0.47     $0.35
       Cumulative effect of a
        change in accounting
        principle                     -        -     (0.12)        -
                               -------- --------  --------  --------
                                  $0.34    $0.22     $0.35     $0.35
                               ======== ========  ========  ========


    Consolidated balance sheets, statements of operations and statements of cash flows follow.

    A conference call will be held today at 11:00 a.m. Eastern Time. Investors can listen to the conference call by logging into www.duratekinc.com or by calling 1-800-838-4403. In addition to the webcast and teleconference, the Company will be placing a presentation of the data on its website under investor relations financial reports section. We encourage investors to listen to the call in addition to viewing the presentation.
    A replay of the call will be available at approximately 1:00 p.m. today through August 8, 2003 at 11:59 p.m. by dialing 1-800-428-6051, pass code 301277. The webcast will be archived on the Duratek website for at least 30 days.

    Duratek provides safe, secure radioactive materials disposition.

    Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of Section 21E(i)(1) of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Duratek's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: the Company's ability to manage its commercial waste processing operations, including obtaining commercial waste processing contracts and processing waste under such contracts in a timely and cost-effective manner; the timing and award of contracts by the U.S. Department of Energy for the cleanup of waste sites administered by it; the Company's ability to integrate acquired companies; the acceptance and implementation of the Company's waste treatment technologies in the government and commercial sectors; and other large technical support services projects. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements included in the Company's SEC filings, including its quarterly reports on Form 10-Q and its annual report on Form 10-K.



                    DURATEK, INC. AND SUBSIDIARIES

                      Consolidated Balance Sheets
                              (Unaudited)
          (in thousands of dollars, except per share amounts)

                                                 June 29,   Dec. 31,
                                                   2003       2002
                                                 --------   --------
                   Assets                                      (a)
 Current assets:
  Cash                                            $16,285     $2,323
  Accounts receivable, net                         54,257     48,420
  Income taxes receivable                           1,140      1,140
  Cost and estimated earnings in excess of
   billings on uncompleted contracts               16,889     12,828
  Prepaid expenses and other current assets         4,973      7,915
  Deferred income taxes                             2,168      2,168
                                                 --------   --------
       Total current assets                        95,712     74,794

 Property, plant and equipment, net                72,404     69,287
 Goodwill                                          70,797     70,797
 Other intangible assets                            5,197      5,675
 Decontamination and decommissioning trust fund    19,783     19,693
 Retainage                                          7,782      4,969
 Other assets                                       7,234      8,917
                                                 --------   --------
       Total assets                              $278,909   $254,132
                                                 ========   ========


      Liabilities and Stockholders' Equity
 Current liabilities:
  Current portion of long-term debt               $10,400    $10,400
  Accounts payable                                 10,172     13,911
  Accrued expenses and other current
   liabilities                                     59,473     41,147
  Unearned revenues                                18,363     16,476
  Waste processing and disposal liabilities         9,523      9,936
                                                 --------   --------
       Total current liabilities                  107,931     91,870

 Long-term debt, less current portion              48,149     50,749
 Facility and equipment decontamination and
  decommissioning liabilities                      38,790     28,778
 Other noncurrent liabilities                         961      4,472
 Deferred income taxes                              1,040      2,649
                                                 --------   --------
       Total liabilities                          196,871    178,518
                                                 --------   --------

 Redeemable preferred stock (liquidation value
  $18,588)                                         15,752     15,752
                                                 --------   --------

 Stockholders' equity:
  Preferred stock - $0.01 par value; authorized
   4,840,000 shares; none issued                       --         --
  Common stock - $0.01 par value; authorized
   35,000,000 shares; issued 15,169,260 shares
    in 2003 and 15,142,419 shares in 2002             152        151
  Capital in excess of par value                   77,847     77,715
  Accumulated deficit                              (1,977)    (8,108)
  Treasury stock at cost, 1,612,376 shares in
   2003 and 2002                                   (9,577)    (9,577)
  Deferred compensation                              (159)      (319)
                                                 --------   --------
       Total stockholders' equity                  66,286     59,862
                                                 --------   --------

                                                 --------   --------
       Total liabilities and stockholders'
        equity                                   $278,909   $254,132
                                                 ========   ========

(a) The Consolidated Balance Sheet as of December 31, 2002 has been derived from the Company's audited Consolidated Balance Sheet included in the Company's Annual Report on Form 10-K for the year ended
December 31, 2002.



                     DURATEK, INC. AND SUBSIDARIES
                 Consolidated Statements of Operations

                              (Unaudited)
             (in thousands, except for per share amounts)

                                Three Months         Six Months
                                    Ended              Ended
                              -----------------  ------------------
                              June 29, June 30,  June 29,  June 30,
                                2003     2002      2003      2002
                              -------- --------  --------  --------

Revenues                       $76,790  $72,100  $140,620  $141,524
Cost of revenues                57,535   56,427   108,096   112,667
                              -------- --------  --------  --------

Gross profit                    19,255   15,673    32,524    28,857

Selling, general and
 administrative expenses         7,240    7,431    15,273    14,751
                              -------- --------  --------  --------

Income from operations          12,015    8,242    17,251    14,106

Interest expense, net           (1,098)  (1,439)   (2,163)   (3,106)
Other income (expense)              66      201       (45)      201
                              -------- --------  --------  --------

Income before income taxes,
 proportionate share of income
 (loss) of joint ventures and
 cumulative effect of a change
 in accounting principle        10,983    7,004    15,043    11,201

Income taxes                     4,393    2,836     6,017     4,536
                              -------- --------  --------  --------

Income before proportionate
 share of income (loss) of
 joint ventures and cumulative
 effect of a change in
 accounting principle            6,590    4,168     9,026     6,665

Proportionate share of income
 (loss) of joint ventures           (7)     (37)      149       (74)
                              -------- --------  --------  --------

Net income before cumulative
 effect of a change in
 accounting principle            6,583    4,131     9,175     6,591

Cumulative effect of a change
 in accounting principle, net
 of tax                              -        -    (2,414)        -
                              -------- --------  --------  --------

Net income                       6,583    4,131     6,761     6,591

Preferred stock dividends and
 charge for accretion             (315)    (315)     (630)     (649)
                              -------- --------  --------  --------

Net income attributable to
 common stockholders            $6,268   $3,816    $6,131    $5,942
                              ======== ========  ========  ========

Weighed average common stock
 outstanding:
   Basic                        13,552   13,500    13,542    13,498
                              ======== ========  ========  ========
   Diluted                      19,375   19,013    19,322    19,096
                              ======== ========  ========  ========

Net income (loss) per share:
   Basic
       Before cumulative effect
        of a change in
        accounting principle     $0.46    $0.28     $0.63     $0.44
       Cumulative effect of a
        change in accounting
        principle                    -        -     (0.18)        -
                              -------- --------  --------  --------
                                 $0.46    $0.28     $0.45     $0.44
                              ======== ========  ========  ========

   Diluted
       Before cumulative effect
        of a change in
        accounting principle     $0.34    $0.22     $0.47     $0.35
       Cumulative effect of a
        change in accounting
        principle                    -        -     (0.12)        -
                              -------- --------  --------  --------
                                 $0.34    $0.22     $0.35     $0.35
                              ======== ========  ========  ========



                    DURATEK, INC. AND SUBSIDIARIES

                 Consolidated Statements of Cash Flows
                              (Unaudited)
                       (in thousands of dollars)

                                           Six months ended
                                         ---------------------
                                         June 29,     June 30,
                                           2003         2002
                                         --------     --------


Net income                                 $6,761       $6,591
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
    Depreciation and amortization           6,097        5,887
    Cumulative effect of a change in
     accounting principle                   2,414           --
    Stock compensation expense                159          159
    Proportionate share of (income) loss
     of joint ventures, net of
     distributions                            (88)          74
    Changes in operating assets and
     liabilities:
        Accounts receivable, net           (5,224)      (7,213)
        Costs and estimated earnings in
         excess of billings on
         uncompleted contracts             (4,061)      (1,530)
        Prepaid expenses and other
         current assets                     2,592          535
        Accounts payable, and accrued
         expenses and other current
         liabilities                       12,173        7,402
        Unearned revenues                   1,887        4,778
        Waste processing and disposal
         liabilities                         (413)          55
        Facility and equipment
         decontamination and
         decommissioning liabilities          407          722
        Retainage                          (2,812)      (1,404)
        Other                                 153          402
                                         --------     --------
      Net cash provided by operating
       activities                          20,045       16,458
                                         --------     --------

Cash flow from investing activities:
Additions to property, plant and
 equipment                                 (2,491)      (1,165)
Other                                        (179)         (55)
                                         --------     --------
      Net cash used in investing
       activities                          (2,670)      (1,220)
                                         --------     --------

Cash flow from financing activities:
Proceeds from short-term borrowings            --        4,048
Net repayment of borrowings
 under revolving credit
 facility                                      --      (12,500)
Repayments of long-term debt               (2,600)      (5,451)
Repayments of capital lease obligations      (217)        (190)
Preferred stock dividends paid               (315)          --
Deferred financing costs                     (413)      (1,098)
Proceeds from issuance of common stock        132           --
                                         --------     --------
      Net cash used in financing
       activities                          (3,413)     (15,191)
                                         --------     --------
Net increase in cash                       13,962           47
Cash, beginning of period                   2,323          441
                                         --------     --------
Cash, end of period                       $16,285         $488
                                         ========     ========


    CONTACT: Duratek, Inc., Columbia
             Diane R. Brown
             Robert F. Shawver
             410-312-5100
             www.duratekinc.com